Form 8-K for FIRST CHESAPEAKE FINANCIAL CORP filed on August 11, 1998



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) July 9, 1998


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                     0-21912               54-1624428
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

               12 OREGON AVENUE, PHILADELPHIA, PENNSYLVANIA 19148
                   (Address of principal executive offices)


Registrant's telephone number, including area code   (215) 755-5691


(Former name or former address, if changed since last report.) Not applicable




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ITEM 5. OTHER EVENTS


First Chesapeake Announces Junior Debenture Offering

First Chesapeake Financial Corporation (the "Company") today announced the adoption of a private placement of convertible debt. At the July, 1998 special meeting of the Board of Directors, the Company ratified a "Confidential Private Placement Memorandum" offering of up to $2,000,000 of Junior Debentures. The Debentures bear interest at 12% per annum, and up to 20% of each unit is convertible to the Company's Common Stock at a rate of $2.00 per share.

To date, subscriptions totaling $550,000 have been received and accepted by the Company ($200,000 from non-affiliates and $350,000 from members of the Board of Directors). The offering will remain open until satisfactory subscriptions have been received for the $2,000,000 maximum aggregate offering amount or the Company elects to terminate the offering.

According to Mark Glatz, Chief Financial Officer, "this debenture offering represents the initial step in the recapitalization of the Company, re-establishment of First Chesapeake as a viable operation, and reiteration of the Company's commitment to its shareholders."

The Company is a Virginia corporation that formerly engaged in the residential and commercial mortgage banking business through origination, acquisition and servicing of mortgage loans and mortgage loan servicing rights.

Statements in the press release concerning the Company's business outlook or future economic performances, anticipated profitability, revenues, expenses or other financial items, are forward-looking statements that are estimates reflecting the best judgment of the Company based on currently available information. Such forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. Such risks, uncertainties, contingencies and other factors, many of which are beyond the control of the Company, include overall economic and business conditions, trends for the continued growth of the mortgage and financial services industry, the realization of anticipated revenues, profitability and cost synergies, the demand for the Company's products and services, pricing and other competitive factors in the industry, new government regulations and/or legislative initiatives, and other risks and uncertainties described in the Company's reports and filings with the Securities and Exchange Commission. There can be no such assurance that such factors will not affect the accuracy of such forward-looking statements, and the Company assumes no obligation to update the information in this release.

Contact:    Richard N. Chakejian, Jr., President
            Mark E. Glatz, Chief Financial Officer




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    FIRST CHESAPEAKE FINANCIAL CORPORATION

Date: August 11, 1998               By: /s/ Richard N. Chakejian, Jr.
                                        -------------------------
                                        Richard N. Chakejian, Jr. President

                                    By: /s/ Mark Mendelson
                                        ------------------------------------
                                        Mark Mendelson, Chief Executive Officer

                                    By: /s/ Mark E. Glatz
                                        -------------------------------------
                                        Mark E. Glatz, Chief Financial Officer